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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 30, 2002

EarthShell Corporation
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-13287 (Commission file number)	77-0322379 (IRS employer identification no.)

800 Miramonte Drive Santa Barbara, California (Address of principal executive offices)		93109 (Zip code)

Registrant's telephone number, including area code (805) 897-2248

(Former name or former address, if changed since last report)

Item 5. Other Events.

        On October 30, 2002, the Registrant announced its preliminary earnings for the fiscal quarter ended September 30, 2002. The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information Exhibits.

  (c)
  Exhibits:

  99.1
  Press Release of the Registrant issued on October 30, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2002

EARTHSHELL CORPORATION

By:	/s/ D. SCOTT HOUSTON
	Name:	D. Scott Houston
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant issued on October 30, 2002.	Filed electronically herewith

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FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information Exhibits.
SIGNATURES
EXHIBIT INDEX